                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             -------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):          March 7, 1999

                              VLSI TECHNOLOGY, INC.
    -----------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                    000-11879               94-2597282
   ----------------------------    ----------------------- --------------------
   (State or Other Jurisdiction    (Commission File Number)    (IRS Employer
      of Incorporation)                                     Identification No.)

                                1109 McKay Drive
                           San Jose, California 95131
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (408) 434-3000
                -------------------------------------------------
              (Registrant's telephone number, including area code)

                -------------------------------------------------
          (former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS.

         On March 7, 1999, VLSI Technology, Inc., a Delaware corporation (the "Company"), amended its Bylaws. The amendments to the Bylaws principally relate to the procedures for meetings of the Company's stockholders and stockholder action by written consent. The Amendment to the Company's Bylaws, filed as Exhibit 4.1 hereto, and the press release dated March 8, 1999, filed as Exhibit 99.1 hereto, are each incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

               (c) Exhibits.

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

Exhibit
No.           Description
--------      -----------
4.1           Amendment to the VLSI Technology, Inc. Bylaws

99.1          Press Release dated March 8, 1999

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



                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 8, 1999

                                       VLSI TECHNOLOGY, INC.

                                       By:      /s/ Thomas C. Tokos
                                          --------------------------------
                                          Name:     Thomas C. Tokos
                                          Title:    Vice President, General
                                                    Counsel and Secretary




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                                  EXHIBIT INDEX

Exhibits
--------
4.1          Amendment to the VLSI Technology, Inc. Bylaws

99.1         Press Release dated March 8, 1999
